                                                                   Exhibit 10.2

                             ST. PAUL BANCORP, INC.

                            EMPLOYEE INCENTIVE PLAN

     St. Paul Bancorp, Inc. (the "Company") sets forth herein the terms of this Employee Incentive Plan (the "Plan") as follows:


1. PURPOSES

     The Plan is intended to advance the interests of the Company and align the interests of the Company's employees with those of the Company's shareholders by providing such recipients of awards under the Plan with an opportunity to acquire or increase a proprietary interest in the Company and by providing employees with personal financial stakes in the growth and performance of the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and will encourage employees to remain in the employ of the Company or that of one or more of its subsidiaries. The Plan is intended to qualify as a broadly-based plan for purposed of applicable rules (including rules of the NASDAQ National Market System) relating to stockholder approval of equity compensation plans. Awards under the Plan may be granted in the form of (i) options to purchase shares of the Company's Common Stock, par value $.01 per share (the "Stock"),
(ii) shares of restricted stock, (iii) performance shares or (iv) performance units. Options granted to employees of the Company or any "subsidiary corporation" thereof within the meaning of Section 424(f) of the Code (a "Subsidiary") may be accompanied by stock appreciation rights ("SARs") or limited stock appreciation rights ("LSARs"). An option under the Plan (an "Option") shall be an option that does not constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").


2. ADMINISTRATION

     (a) Board. The Plan shall be administered by the Board of Directors of the Company (the "Board"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option, SAR, LSAR, shares of restricted stock, performance unit or performance share or any written agreement (an "Agreement") evidencing an award hereunder between the Company and the recipient of such award (a "Grantee") entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any award granted hereunder or any Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or by unanimous consent of the Board executed in writing in accordance with the Company's Certificate of Incorporation and By-Laws, and with applicable law. The interpretation and construction by the Board of any provision of the Plan or of any award granted hereunder or Agreement entered into hereunder shall be final and conclusive.

     (b) Committee. The Board may from time to time appoint a Stock Option Committee (the "Committee") consisting of not less than three members of the Board, none of whom shall be an officer or other salaried employee of the Company or any of its Subsidiaries, and each of whom shall qualify in all respects as a "non-employee director" as defined in Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2(a) above, as the Board shall determine, consistent with the Certificate of Incorporation and By-Laws of the Company and applicable law. To the extent of such authority or delegation, references herein to the "Board" shall be deemed references to the Committee. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company's Certificate of Incorporation and By-Laws, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     (c) No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award granted hereunder or any Agreement entered into hereunder.

     (d) Delegation to the Committee. In the event that the Plan or any award granted hereunder or Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.


3. SCOPE OF PLAN

     (a) Amount of Stock. The amount of Stock which may be made subject to awards granted under the Plan during the term thereof shall not exceed an amount equal to 275,000 of the Company's authorized but unissued shares of Stock. Stock issued hereunder may be such authorized or unissued shares of Stock or may be issued shares acquired by the Company or its Subsidiaries on the market or otherwise, or a combination thereof.

     (b) Adjustments. The aggregate number of shares of Stock, shares of Stock subject to Options, shares of restricted stock, SARs, LSARs, performance shares and performance units available under the Plan shall each be subject to adjustment upon the occurrence of any of the events and in the manner set forth in Section 18 hereof.

     (c) Reuse. If, and to the extent:

        (i) Options. An Option shall expire or terminate for any reason without having been exercised in full (including, without limitation, cancellation and re-grant), or in the event that such Options are exercised or settled in a manner such that some or all of the shares of Stock related to the Option are not issued to the Grantee (or beneficiary) (including as the result of the use of shares for withholding taxes), the shares of Stock subject thereto which have not become outstanding shall (unless the Plan shall have terminated) become available for issuance under the Plan; provided, however, that with respect to a share-for-share exercise, only the net shares issued shall be deemed to have become outstanding as a result thereof.

        (ii) Restricted Stock, Performance Shares and Performance Units. In the event that shares of Stock granted as restricted stock, performance shares or performance units under the Plan are forfeited for any reason, or are settled in cash in lieu of Stock or in a manner such that some or all of the shares of Stock related to the award are not issued to the Grantee (or beneficiary), such shares of Stock shall (unless the Plan shall have terminated) become available for issuance under the Plan; provided, however, that if any dividends paid with respect to shares of restricted stock were paid to the Grantee prior to the forfeiture thereof, such shares shall not be reused for grants or awards;

        (iii) SARs. SARs expire or terminate for any reason without having been earned in full, an equal number of SARs shall (unless the Plan shall have terminated) become available for issuance under the Plan;

     (iv) LSARs. LSARs are exercised:

           (1) If the LSARs were granted with respect to an Option, the shares of Stock subject thereto which have not become outstanding shall not again become available for issuance under the Plan; or

           (2) If the LSARs were granted with respect to SARs, such SARs shall not again become available for issuance under the Plan.

     (d) Purchase of Stock and Issuance Under the Plan. The Board or such committee of the Board that the Board shall specifically authorize or direct on its behalf shall have the authority to cause the Company to purchase from time to time, in such amounts and at such prices as the Board, in its discretion, shall deem advisable or appropriate, shares of Stock to be held as treasury shares and reserved and used solely for or in connection with grants under the Plan, at the discretion of the Board or the Committee.


4. ELIGIBILITY

     Employees. Options, SARs, LSARs, shares of restricted stock, performance shares or performance units may be granted under the Plan to any employee of the Company or any Subsidiary as the Board shall determine and designate from time to time prior to expiration or termination of the Plan. An individual may hold more than one Option, SAR, LSAR, award of restricted stock, performance share or performance unit, subject to such restrictions as are provided herein.


5. EFFECTIVE DATE AND TERM OF THE PLAN

     (a) Effective Date. The Plan shall be effective as of May 19, 1997 (the "Effective Date").

     (b) Term. The Plan shall terminate on the date ten years from the Effective Date.


6. STOCK OPTIONS

     (a) Grant of Options. Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Optionees"), Options to purchase such number of shares of Stock on such terms and conditions as the Board may determine. The date on which the Board approves the grant of an Option shall be considered the date on which such Option is granted.

     (b) Option Price. The purchase price of each share of Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Agreement relating to the Option (an "Option Agreement") and shall be not less than the greater of par value or 100% of the Fair Market Value of a share of the Stock on the date the Option is granted. "Fair Market Value" shall mean the closing price of the Stock on the National Association of Securities Dealers Automated Quotation System on the trading date immediately before the date such value is being determined (or, if there is no such closing price, then the Board shall use the mean between the highest bid and lowest asked prices or between the high and low prices on such date), or, if no sale of shares of Stock has been made on such day, on the next preceding day on which any such sale shall have been made.

     (c) Term and Exercise of Options.

     (i) Term. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of 10 years from the date such Option is granted, or such shorter period as may be specified by the Board in the Option Agreement with respect to such grant.

        (ii) Option Period and Limitations on Exercise. Each Option granted under the Plan shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; provided, however, that any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised, and provided, further, that unless otherwise provided in the Option Agreement relating to an Option, each Option granted under the Plan shall be exercisable in respect of 50% of the shares covered by the Option after the expiration of one year from the date of grant and shall be exercisable in respect of an additional 25% of the shares covered by the Option on each of the second and third anniversaries of the date of grant of the Option.

        (iii) Method of Exercise. An Option that is exercisable hereunder may be exercised by delivery of written notice of exercise to the Company on any business day, at its principal office, addressed to the attention of the Committee, which notice shall specify the number of shares with respect to which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 50 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Except as provided in the next following sentence, payment in full of the Option Price of the shares for which the Option is being exercised shall accompany the written notice of exercise of the Option and shall be made either (i) in cash or in cash equivalents; (ii) through the tender to the Company of previously owned whole shares of Stock (which the Optionee has held for at least six months prior to delivery of such shares and for which the Optionee has good title, free and clear of all liens and encumbrances), which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; (iii) by authorizing the Company to withhold whole shares of Stock which would otherwise be delivered upon exercise of the Option having a Fair Market Value determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to such Option by reason of such exercise; or (iv) by a combination of the methods described in (i), (ii) and (iii), in each case to the extent determined by the Board at the time of grant of the Option. In the case of any Option granted to an Optionee, the Board may provide, by inclusion of appropriate language in an Option Agreement, that payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of the Option. In connection with the exercise of an Option, the Optionee shall execute such documents as the Company may reasonably request. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 18 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

     (d) Limitations on Amendments to Options. Any Option granted hereunder shall not be amended to reduce the Option Price anytime after the grant of such Option, except as may be required under Section 18 below.

     (e) Limitations on Replacement or Substitution Options. No Options shall be granted hereunder for the purpose of substitution or replacement of Options previously granted under this Plan, which previously granted Options have a higher Option Price, it being understood that this Section 6(e) shall in no way be construed as prohibiting the grant of Options with a lower Option Price than previously granted Options.

7. STOCK APPRECIATION RIGHTS (SARS)

     (a) General. Subject to the terms and conditions of the Plan, the Board may, in its sole and absolute discretion, grant to an eligible person rights to surrender to the Company, in whole or in part, an Option, and to receive in exchange therefor payment by the Company of an amount equal to the excess of the Fair Market Value (as of the date the SARs are exercised) of the shares of Stock subject to such Option, or portion thereof, so surrendered over the Option Price of such shares. Such payment may be made, as determined by the Board in accordance with Sections 7(d) and 7(e) below and set forth in the Option Agreement, either in shares of Stock or in cash or in any combination thereof. SARs may be granted to eligible persons only at the same time and with respect to the same number of shares of Stock as such eligible persons are granted Options under the Plan. All SARs shall be evidenced by provisions in the Option Agreement pertaining to the related Option, which provisions shall comply with and be subject to the terms and conditions set forth in this
Section 7.

     (b) Grant. Each SAR shall relate to a specific Option granted under the Plan and shall be awarded to the Optionee concurrently with the grant of such Option pursuant to Section 6 above. The number of SARs granted to an Optionee shall be equal to the number of shares of Stock which such Optionee is entitled to purchase pursuant to the related Option. The number of SARs held by an Optionee shall be reduced by (i) the number of SARs exercised for Stock or cash under the provisions of the Option Agreement pertaining to the related Option, and (ii) the number of shares of Stock purchased pursuant to the exercise of the related Option.

     (c) Exercise. SARs that are exercisable hereunder and under the related Option Agreement may be exercised by delivering to the Company on any business day, at its principal office, addressed to the attention of the Committee, written notice of exercise, which notice shall specify the number of SARs being exercised. The date upon which such written notice is received by the Company shall be the exercise date of the SARs. Except to the extent that SARs are exercised for cash as provided in Section 7(e) below, the individual exercising SARs shall receive, without payment therefor to the Company, the number of shares of Stock determined under Section 7(d) below. Promptly after the exercise of SARs, the individual exercising the SARs shall be entitled to the issuance of a Stock certificate or certificates evidencing ownership of such shares. An individual holding or exercising SARs shall have none of the rights of a shareholder with respect to any shares of Stock covered by the SARs until shares of Stock are issued to him or her, and, except as provided in Section 18 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

     (d) Number of Shares. The number of shares of Stock which shall be issued pursuant to the exercise of SARs shall be determined by dividing (i) the total number of SARs being exercised, multiplied by the amount by which the Fair Market Value of a share of Stock on the exercise date exceeds the Option Price of the related Option, by (ii) the Fair Market Value of a share of Stock on the exercise date of the SARs; provided, however, that no fractional share shall be issued on exercise of SARs, and that cash shall be paid by the Company to the individual exercising SARs in lieu of any such fractional share.

     (e) Exercise of SARs for Cash. The Board shall have sole discretion to determine whether, and shall set forth in the Option Agreement pertaining to the related Option the circumstances under which, payment in respect of SARs granted to any Optionee shall be made in shares of Stock, or in cash, or in a combination thereof. Promptly after the exercise of an SAR for cash, the individual exercising the SAR shall receive in respect of said SAR an amount of money equal to the difference between the Fair Market Value of a share of Stock on the exercise date and the Option Price of the related Option.

     (f) Limitations. SARs shall be exercisable at such times and under such terms and conditions as the Board, in its sole and absolute discretion, shall determine and set forth in the Option Agreements pertaining to the related Options; provided, however, that an SAR may be exercised only at such times and by such individuals as the related Option under the Plan and the Option Agreement may be exercised; and provided, further, that an SAR may be exercised only at such times as the Fair Market Value of a share of Stock on the exercise date exceeds the Option Price of the related Option. Adjustments in the number, kind, or Option Price of shares of Stock for which Options are granted pursuant to Section 18 below shall also be made as necessary to the related SARs held by each Optionee. Any amendment, suspension or termination of the Plan pursuant to
Section 17 below shall be deemed an amendment, suspension or termination of SARs to the same extent.


8. LIMITED STOCK APPRECIATION RIGHTS (LSARS)

     (a) Grant of LSARs. The Board, in its discretion, may grant LSARs to a Grantee upon the grant of any Option or SAR under the Plan. Each LSAR shall be identified with a share of Stock subject to an Option or SAR of the Grantee and the number of LSARs granted to a Grantee shall equal the sum of the number of shares of Stock subject to the Option or the number of SARs with which such LSARs are identified. The Board may also grant a LSAR with respect to any share of Stock subject to an Option or SAR previously granted hereunder. Upon (i) the expiration, termination, forfeiture, or cancellation of an Grantee's Option or SARs, or (ii) the purchase of shares of Stock subject to such Option, as the case may be, the Grantee's associated LSARs shall terminate.

     (b) Exercise of LSARs.

        (i) Notwithstanding the provisions of Section 18(c), but subject to the provisions of Sections 13, 14 and 18 hereof, each LSAR held by a Grantee at the time of a Change in Control (as defined in Section 18(f)) of the Company or St. Paul Federal Bank For Savings (the "Bank") shall become exercisable. LSARs that are exercisable hereunder may be exercised within 60 days following the date of a Change in Control of the Company or the Bank by delivering to the Company on any business day, at its principal office, addressed to the attention of the Committee, written notice of exercise. The date upon which such written notice is received by the Company shall be the exercise date of the LSARs. Promptly after the exercise of the LSARs, the individual exercising the LSARs shall be paid in cash, the amount as determined below. The payment of LSARs which are identified with an Option or SARs shall result in the cancellation or forfeiture of such Option or SARs, as the case may be.

        (ii) Within five (5) days after receipt of a written notice of exercise, the Company shall pay the Grantee, in cash, an amount equal to the difference between:

             (1) the Fair Market Value of one share of Stock on the date of exercise of the LSAR; and

             (2) the Option Price of the Option.


9. RESTRICTED STOCK

     (a) Grant of Shares of Restricted Stock. The Board, in its discretion, may grant shares of restricted stock to such eligible persons as may be selected by the Board; provided, however, that the aggregate number of shares of Stock subject to grants of restricted stock under the Plan shall not exceed 15% of the aggregate amount of Stock which may be subject to awards granted under the Plan pursuant to Section 3(a) hereof.

     (b) Terms of Restricted Stock Awards. Grants of restricted stock shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem advisable.

        (i) Number of Shares and Other Terms. The number of shares of Stock subject to a grant of restricted stock and the Performance Measures (as defined below), if any, and Restriction Period applicable to such grant shall be determined by the Board. "Restriction Period" shall mean a period designated by the Board, during which the Stock subject to a grant of restricted stock may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in the Plan or the Agreement relating to such grant. In the sole discretion of the Board, the Board may amend or adjust the Performance Measures, Restriction Period or other terms and conditions of a grant of restricted stock in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

        (ii) Vesting and Forfeiture. The Agreement relating to a grant of restricted stock may provide, in the manner determined by the Board, in its discretion, and subject to the provisions of the Plan, for the forfeiture of the shares of Stock subject to such grant, or portion thereof, (i) to the extent specified Performance Measures (as defined below in Section 9(d)) are not satisfied or met during the specified Restriction Period or (ii) if the holder of such does not remain continuously in the employment of the Company or a Subsidiary during the specified Restriction Period. Upon the conclusion of a Restriction Period, the Board shall certify the level of Performance Measures attained and the portion of the award which shall become nonforfeitable as a result thereof.

        (iii) Share Certificates. During the Restriction Period, a certificate or certificates representing a grant of restricted stock shall be registered in the holder's name and a bear a legend, in addition to any legend which may be required pursuant to applicable securities laws or regulations, indicating that the ownership of the shares of Stock represented by such certificate is subject to the restrictions, terms and conditions of the Plan and the Agreement relating to the grant of restricted stock. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which would permit transfer to the Company of all or a portion of the shares of Stock subject to the grant of restricted stock in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period, subject to the Company's right to require payment of any taxes, a certificate or certificates evidencing ownership of the requisite number of shares of Stock shall be issued to the holder of such grant.

        (iv) Rights with Respect to Grants of Restricted Stock. Unless otherwise determined by the Board at the time of grant, and subject to the terms and conditions of a grant of restricted stock, the holder of such grant shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment of the Company. A distribution with respect to shares of Stock, other than a distribution in cash, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Stock with respect to which such distribution was made.

     (c) The restrictions applicable to restricted stock granted pursuant to the Plan shall provide that, if a Grantee's restricted stock is forfeited, then:

        (i) the Grantee shall be deemed to have resold such share of restricted stock to the Company at the lesser of (1) the purchase price paid by the Grantee (such purchase price shall be deemed to be zero dollars ($0) if no purchase price was paid) or (2) the Fair Market Value of a share of Stock on the date of such forfeiture;

        (ii) the Company shall pay to the Grantee the amount determined under clause (i) of this sentence; and

        (iii) such share of restricted stock shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of such forfeiture and resale.

     (d) "Performance Measures" shall mean the criteria and objectives, determined by the Board pursuant to the Plan, which shall be satisfied or met during the applicable Restriction Period, Performance Period or Performance Cycle, as the case may be, as a condition to the holder's receipt, in the case of a grant of the restricted stock or a grant of performance shares granted pursuant to the Plan, of the shares of Stock subject to such grant, or in the case of a performance unit award, of payment with respect to such award. Such criteria and objectives may include, but are not limited to, return on assets, return on equity, growth in net earnings, growth in earnings per share, or any combination of the foregoing or any other criteria and objectives determined by the Board.


10. PERFORMANCE SHARES

     (a) Grant of Performance Shares. The Board, in its discretion, may grant performance shares to such eligible persons as may be selected by the Board. All performance share grants under the Plan shall be evidenced by Agreements or certificates containing the term and conditions of the grant.

     (b) Terms of Performance Share Grants. Performance share grants shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem advisable.

        (i) Number of Performance Shares and Performance Measures. The number of performance shares subject to any grant and the Performance Measures and Performance Period (as defined below) applicable to such shall be determined by the Board. In the sole discretion of the Board, the Board may amend or adjust the Performance Measures, the Performance Period or other terms and conditions of a performance share grant in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

        (ii) Vesting and Forfeiture. The Agreement relating to a performance share grant may provide, in the manner determined by the Board in its discretion, and subject to the provisions of the Plan, for the vesting of such grant, or portion thereof, to the extent specified Performance Measures are satisfied or met within the specified Performance Period, and for the forfeiture of such award, or portion thereof, to the extent specified Performance Measures are not satisfied or met within the specified Performance Period. Upon the conclusion of a Performance Period, the Board shall certify the level of Performance Measures attained and the portion of the award which shall become nonforfeitable or payable as a result thereof. "Performance Period" shall mean a period designated by the Board during which the Performance Measures applicable to a performance share grant shall be measured.

        (iii) Settlement of Vested Performance Share Grants. The Agreement relating to a performance share grant (i) shall specify whether such grant may be settled in shares of Stock (including shares of restricted stock) or cash, or a combination thereof, and (ii) may specify whether the holder thereof shall be entitled to receive, on a deferred basis, dividend equivalents, and, if determined by the Board, interest on such dividend equivalents, with respect to the number of shares of Stock subject to such grant. If a performance share grant is settled in shares of restricted stock, a certificate or certificates representing such restricted stock shall be issued and the holder of such restricted stock shall have such rights of a stockholder of the Company. Prior to the settlement of a performance share grant in shares of Stock, including restricted stock, the Board may determine to award the holder of such award rights as a stockholder of the Company with respect to the shares of Stock subject to such award.

11. PERFORMANCE UNITS

     (a) Grant of Performance Units. The Board, in its discretion, may grant performance units to such eligible persons as may be selected by the Board. All performance units granted under the Plan shall be evidenced by certificates containing the terms and conditions of the grant.

     (b) Terms of Performance Units. At or before the grant of any performance unit, the Board may:

        (i) determine Performance Measures applicable to such grants;

        (ii) designate a Performance Cycle (herein so called), of not less than one (1) year nor more than three (3) years, for the measurement of the extent to which the Performance Measures are attained; and

        (iii) determine the value of a performance unit which shall be a stated percentage (which may exceed 100%) of the Stock's Fair Market Value on the date of such determination.

     The Performance Measures may include a minimum performance standard below which no portion of the performance units shall become nonforfeitable. In the sole discretion of the Board, the Board may amend or adjust the Performance Measures, Performance Cycle or other terms and conditions of a performance unit grant in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles. Upon the completion of the Performance Cycle, the Board shall certify the level of Performance Measures attained and the portion of award which shall become nonforfeitable or payable as a result thereof.

     (c) Payment of Performance Units. Subject to the provisions of Section 13 and such terms and restrictions as the Board may impose, the Board shall, at the end of each Performance Cycle, evaluate the Company's performance in light of the Performance Measures for such Performance Cycle and shall then determine the number of performance units which, of the total number of such performance units granted to such Grantee, have been earned. As soon as practicable following such determination, the Board shall deliver to the Grantee a certificate for the shares of Stock deemed earned. Payment to the Grantee may be made in the form of cash if in the opinion of the Board, with respect to any particular shares, it would be in the best interests of the Company that benefits be paid, wholly or partly, in cash. The Board may, in its discretion, permit the deferment of the payment provided that the election to defer is made prior to the applicable Performance Cycle.


12. NON-TRANSFERABILITY

     Except as otherwise expressly provided by the Board in the Agreement evidencing an award, no Option, SAR, LSAR, restricted stock award, performance share or performance unit shall be transferable other than (i) by will or the laws of descent and distribution or (ii) with the prior written consent to the Board, by gift to a member of the "Family" (as defined below) of the Grantee, to or for the benefit of one or more organizations qualifying under Code Sections 501(c)(3) and 170(c)(2) (a "Charitable Organization") or to a trust for the exclusive benefit of the Grantee, one or more members of the Grantee's Family, one or more Charitable Organizations, or any combination of the foregoing, provided that any such transferee shall enter into a written agreement to be bound by the terms of the Plan; and each Option, SAR, LSAR, restricted stock award, performance share or performance unit may be exercised or settled during the Grantee's lifetime only by the holder or the holder's guardian, legal representative or similar person. Except as permitted by the preceding sentence, no Option, SAR, LSAR, restricted stock award, performance share or performance unit may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Option, SAR, LSAR, restricted stock award, performance share or performance unit in violation of this Section 12 or the terms of the award, such award and all rights thereunder shall immediately become null and void. For purpose of this Section 12, "Family" shall mean the ancestors, spouse, siblings, spouses of siblings, lineal descendants and spouses of lineal descendants of the Grantee.

13. TERMINATION OF SERVICE OR EMPLOYMENT

        (i) Termination Other than by Reason of Retirement. Except as provided in Section 14 below or as otherwise provided in the Agreement relating to an award granted hereunder, upon the termination of the service or employment with the Company or a Subsidiary of a Grantee other than by reason of normal retirement in accordance with the normal retirement policies of the Company or a Subsidiary, as the case may be, or by reason of early retirement with the consent of the Board of Directors of the Company or a Subsidiary, as the case may be, (i) any Option granted to a Grantee shall terminate three months (or such longer period as may be determined by the Board) after the date of such termination of service or employment, unless earlier terminated; (ii) any SAR or LSAR held by a Grantee shall terminate on the date of such termination of employment; provided, however, that the Board may extend the period of exercise of such SAR or LSAR to a date not later than three months after the date of such termination of employment or until the expiration of the term of such SAR or LSAR, whichever period is shorter;
   (iii) shares of restricted stock subject to an existing Restriction Period (or portion thereof) shall be forfeited upon the Grantee's termination of employment; (iv) the portion of any performance share award which is then subject to a Performance Period shall be forfeited as of the date of such termination, and such portion shall be canceled by the Company; and (v) a performance unit relating to an existing Performance Cycle (or portion thereof) shall be forfeited if the Grantee's employment with the Company terminates before the end of the Performance Cycle.

        (ii) Termination by Reason of Retirement. If the termination of service or employment is by reason of normal retirement after attainment of normal retirement age under a qualified retirement plan or in accordance with the normal retirement policies of the Company or a Subsidiary, as the case may be, or is by reason of early retirement with the consent of the Board of Directors of the Company or a Subsidiary, as the case may be, (i) an Option shall not terminate until the expiration of the award in accordance with the terms of the Plan; (ii) any SAR or LSAR may be exercised by the Grantee for a period of three months (or such longer period as may be determined by the Board) after the date of such termination of service or employment, unless earlier terminated; (iii) unless otherwise determined by the Board, all Performance Measures applicable to an award of restricted stock subject to a Restriction Period shall be deemed to have been satisfied, whereupon the Restriction Period shall terminate; (iv) unless otherwise determined by the Board at the time of grant of a performance share award, all Performance Measures applicable to such award shall be deemed, as of the date of such termination, to have been satisfied, and the Performance Period applicable to such award shall thereupon terminate; and (v) the holder of a performance unit relating to an existing Performance Cycle shall be awarded the same percentage, if any, of the performance unit which is earned by other Grantees for such Performance Cycle, and payment shall be made at the time payment is made to such other Grantees.

        (iii) Exercisability Upon Termination. Unless otherwise provided in the Plan or in the Agreement relating to an Option, SAR or LSAR, after a termination of service or employment an Option, SAR or LSAR shall be exercisable only to the extent it was exercisable at the time of the Grantee's termination of service or employment. In the case of any Option, SAR or LSAR, the Board may provide, by inclusion of appropriate language in the related Agreement, that a Grantee may (subject to the general limitations on exercise set forth in the Plan), in the event of termination of service or employment of the Grantee with the Company or a Subsidiary, exercise an Option, SAR or LSAR, in whole or in part, at any time subsequent to such termination of service or employment and prior to termination of the award in accordance with the terms of the Plan, either subject to or without regard to any installment limitation on exercise. Whether a leave of absence or leave on military or government service shall constitute a termination of service or employment for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of service or employment with the Company or a Subsidiary shall not be deemed to occur if the Grantee is immediately thereafter in the service or employ of the Company or any other Subsidiary.


14. RIGHTS IN THE EVENT OF DEATH OR DISABILITY

     (a) Death. If a Grantee dies while employed by or in the service of the Company or a Subsidiary or within the period following the termination of service or employment during which an award under the Plan is exercisable, the executors, administrators, legatees or distributees of such Grantee's estate shall have the right (subject to the general limitations on exercise set forth in the Plan) (i) to exercise any Option held by such Grantee at the date of such Grantee's death at any time prior to termination of the award pursuant to the Plan; (ii) to exercise any SAR or LSAR held by such Grantee at the date of such Grantee's death at any time within one year (or such longer period as may be determined by the Board) after the date of such Grantee's death and prior to the termination of the award; (iii) unless otherwise determined by the Board, with respect to an award of restricted stock subject to a Restriction Period, to have all Performance Measures applicable to such award deemed satisfied, whereupon the Restriction Period shall terminate; (iv) unless otherwise determined by the Board, with respect to an award of performance shares subject to a Performance Period, to have all Performance Measures applicable to such award deemed satisfied, whereupon the Performance Period shall terminate; and
(v) to be awarded the same percentage of a performance unit which is earned by other Grantees of performance units with respect to the same Performance Cycle, and payment shall be made at the time payment is made to such other Grantees, but only to the extent such Option, SAR or LSAR was exercisable immediately prior to such Grantee's death. In the case of any Option, SAR or LSAR granted hereunder, the Board may provide, by inclusion of appropriate language in the related Agreement, that, in the event of the death of the Grantee, the executors, administrators, legatees or distributees of such Grantee's estate may exercise the Option, SAR or LSAR (subject to the general limitations on exercise set forth in the Plan), in whole or in part, at any time subsequent to such Grantee's death and prior to termination of the award, either subject to or without regard to any installment limitation on exercise.

     (b) Disability. If a Grantee terminates service or employment with the Company or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, then such Grantee shall have the right (subject to the general limitations on exercise set forth in the Plan) (i) to exercise any Option held by the Grantee at the date of such termination of service or employment at any time prior to the termination of the award; (ii) to exercise any SAR or LSAR held by such Grantee at the date of such termination at any time within one year (or such longer period as may be determined by the Board) after the date of such termination and prior to the termination of the award; (iii) unless otherwise determined by the Board, with respect to an award of restricted stock subject to a Restriction Period, to have all Performance Measures applicable to such award deemed satisfied, whereupon the Restriction Period shall terminate; (iv) unless otherwise determined by the Board, with respect to an award of performance shares subject to a Performance Period, to have all Performance Measures applicable to such award deemed satisfied, whereupon the Performance Period shall terminate; and (v) to be awarded the same percentage of a performance unit which is earned by other Grantees of performance units with respect to the same Performance Cycle, and payment shall be made at the time payment is made to such other Grantees. Unless otherwise provided in the Agreement relating to an Option, SAR or LSAR granted hereunder, after a termination of service or employment by reason of "permanent and total disability" (within the meaning of Section 22 (e)(3) of the Code), an Option, SAR or LSAR granted to a Grantee who is not a Non-Employee Director shall be exercisable only to the extent such award was exercisable immediately prior to such termination of service or employment. In the case of any award, the Board may provide, by inclusion of appropriate language in the related Agreement, that the Grantee may (subject to the general limitations on exercise set forth in the Plan), in the event of the termination of service or employment of the Grantee with the Company or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, exercise an award, in whole or in part, at any time subsequent to such termination of service or employment and prior to termination of the award, either subject to or without regard to any installment limitation on exercise imposed pursuant to the Plan. Whether a termination of service or employment is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.


15. USE OF PROCEEDS

     The proceeds received by the Company from the sale of Stock pursuant to awards granted under the Plan shall constitute general funds of the Company.


16. REQUIREMENTS OF LAW

     (a) Violations of Law. The Company shall not be required to sell or issue any shares of Stock under any award granted hereunder if the sale or issuance of such shares would constitute a violation by the individual exercising the award or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended the "1933 Act"), upon exercise of any award granted hereunder, unless a registration statement under the 1933 Act is in effect with respect to the shares of Stock covered by such award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the holder of such award may acquire such shares pursuant to an exemption from registration under the 1933 Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the 1933 Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an award or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an award shall not be exercisable unless and until the shares of Stock covered by such award are registered or are subject to an available exemption from registration, the exercise of such award (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     (b) Compliance with Rule 16b-3. The Plan is intended to comply with the applicable provisions of Rule 16b-3 under the 1934 Act. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.


17. AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock available for awards hereunder. Except as permitted under Section 18 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the award, alter or impair rights or obligations under any award theretofore granted under the Plan.


18. EFFECT OF CHANGES IN CAPITALIZATION

     (a) Changes in Stock. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, the number and kinds of shares for which awards may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the award immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding awards shall not change the aggregate consideration payable with respect to shares subject to the unexercised portion of the award outstanding but shall include a corresponding proportionate adjustment in the consideration per share.

     (b) Reorganization in Which the Company Is the Surviving Corporation. Subject to Subsection(c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any award theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the consideration per share so that the aggregate consideration thereafter shall be the same as the aggregate consideration of the shares remaining subject to the award immediately prior to such reorganization, merger, or consolidation.

     (c) Reorganization in Which the Company Is Not the Surviving Corporation or Sale of Assets or Stock. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of substantially all of the assets of the Company to another corporation, or upon a Change in Control of the Company or the Bank (i) subject to Section 18(g), all outstanding Options, SARs and LSARs shall immediately become exercisable in full; (ii) the Restriction Period applicable to any outstanding grant of restricted stock shall lapse; (iii) the Performance Cycle or Performance Period applicable to any outstanding performance unit or performance share shall lapse and terminate; (iv) the Performance Measures applicable to any outstanding grant of restricted stock or performance share or performance unit shall be deemed to be satisfied at the maximum level; and (v) there shall be substituted for each share of Stock available under the Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase or base price of any award hereunder shall be appropriately adjusted by the Board, such adjustments to be made in the case of outstanding awards without a change in the aggregate purchase price or base price.

     (d) Adjustments. Adjustments under this Section 18 related to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     (e) No Limitations on Company. The grant of an award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     (f) Change in Control. A "Change in Control" of the Company, for purposes of the Plan, shall be deemed to have occurred if: (i) any person becomes the beneficial owner of 25% or more of the total number of voting shares of the Company; (ii) any person has received the approval of the Office of Thrift Supervision ("OTS") under Section 10 of the Home Owners' Loan Act, as amended, or regulations issued thereunder, to acquire control of the Company; (iii) any person has received approval of the OTS under Section 7(j) of the Federal Deposit Insurance Act, as amended, or regulations issued thereunder, to acquire control of the Company; (iv) any person has entered into a binding agreement to acquire (by means of stock purchase, cash tender or exchange offer, merger or other business combination) beneficial ownership of 25% or more of the total number of voting shares of the Company, whether or not the requisite approval for such acquisition has been received under the Home Owners' Loan Act, as amended, the

Federal Deposit Insurance Act, as amended, or the respective regulations issued thereunder, provided that a Change in Control will not be deemed to have occurred under this clause (iv) unless the Board has made a determination that such action constitutes or will constitute a Change in Control, and further provided that a Change in Control shall no longer be deemed to have occurred upon the termination of such agreement for any reason whatsoever; (v) any person becomes the beneficial owner of 10% or more, but less than 25%, of the total number of voting shares of the Company, provided that the OTS has made a determination that such beneficial ownership constitutes a Change in Control of the Company under the Home Owners' Loan Act, as amended, or the regulations promulgated thereunder; (vi) any person (other than persons named as proxies solicited on behalf of the Board) holds irrevocable proxies for 25% or more of the total number of voting shares of the Company, provided that a Change in Control will not be deemed to have occurred under this clause (vi) unless the Board has made a determination that such action constitutes or will constitute a Change in Control; or (vii) as the result of, or in connection with, any cash tender or exchange offer, merger, or other business combination, sale of assets or contested proxy solicitation or election, or any combination of the foregoing transactions, the persons who were directors of the Company before such transaction shall cease to constitute at least two-thirds of the Board or any successor institution. For purposes of this Section 18, a "person" includes an individual, corporation, partnership, trust or group acting in concert. A person for these purposes shall be deemed to be a beneficial owner as that term is used in Rule 13d-3 under the 1934 Act. For purposes of the Plan, a "Change in Control" of the Bank shall be deemed to have occurred if the Company's beneficial ownership of the total number of voting shares of the Bank is reduced to less than 50% of such shares.

     Notwithstanding anything to the contrary contained herein, a Change in Control shall no longer be deemed (as of the time of the determination of the Board referred to below) to have occurred for the purposes of the Plan by virtue of any transaction or event which terminates or ceases to exist, with respect to which the Board by resolution adopted by the affirmative vote of at least two-thirds (2/3) of the members of the Board in office immediately prior to such transaction or event, shall specify that such transaction or event shall no longer be deemed to constitute a Change in Control of the Company for purposes of the Plan; provided that at the time of making a determination under this subsection the Board may attach such terms and conditions to its determination as it shall, in its discretion, deem appropriate; and provided further that the provisions of this paragraph shall not be applicable to any transaction or event pursuant to which any person becomes the beneficial owner of 50% or more of the total number of voting shares of the Company.

(g) Excess Parachute Payments Limitation. Notwithstanding any other provision of the Plan, if (i) the vesting of restricted stock, the vesting or exercise of Options, SAR's, LSAR's or any other benefit under the Plan, together with all other payments or benefits to or for the Grantee under any other agreement, contract, or understanding heretofore or hereafter entered into by the Grantee and the Company or any Subsidiary (the "Other Agreements") and any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of employees of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Plan"), would be considered an "excess parachute payment" within the meaning of Code
Section 280G (a "Parachute Payment"), and (ii) the net proceeds to the Grantee or other person holding such restricted stock or exercising the Option, SAR, LSAR or other benefit after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and federal income tax imposed by the Code, would be less than the amount of such net proceeds, after reduction for federal income taxes, resulting from the application of the limitation specified herein, then the extent to which Restricted Stock shall become vested and Options, SAR's, LSAR's or other benefit shall become vested and exercisable shall be limited to the extent necessary so that no excise tax would imposed by
Section 4999 of the Code. In determining whether any such reduction is to apply, the Company shall consult with legal and tax counsel, as appropriate.
In the event of a disagreement as to the application of Sections 280G or 4999 of the Code to such payments and benefits, at the request of the Grantee or other person exercising the Option, the Company will request a ruling from the Internal Revenue Service or will obtain an opinion of counsel with respect to such matters, or will take such other action as is reasonably appropriate to resolve the matter.

19. TAX WITHHOLDING

     The Company shall have the right to require, prior to the issuance or delivery of any shares of Stock or the payment of any cash pursuant to an award hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. As determined by the Board at the time of grant of an award, an Agreement may provide that (i) the Company shall withhold from the shares of Stock or the amount of cash otherwise issuable or payable to a holder, the number of whole shares of Stock having an aggregate Fair Market Value or the amount of cash determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date") in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole shares of Stock (which, in the case of a Grantee subject to the reporting requirements of Section 16 of the 1934 Act, the Grantee has held for at least six months prior to delivery of such shares and for which the holder has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold from the shares of Stock or the amount of cash otherwise issuable or payable to the holder pursuant to an award, the number of whole shares of Stock having an aggregate Fair Market Value or the amount of cash determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an Option, a cash payment by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise or
(E) any combination of (A), (B) and (C); provided, however, that the Board shall have sole discretion to disapprove of an election pursuant to any of clauses (B)--(E) and that in the case of a holder who is subject to Section 16 of the 1934 Act, the Company may require that the method of satisfying any such obligation be in compliance with Section 16 and the rules and regulations thereunder. An Agreement may provide for shares of Stock to be delivered or withheld having an aggregate Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the holder's maximum marginal tax rate. Any fraction of a share of Stock, which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder. The Company may require that any or all obligations to satisfy or pay taxes with respect to any award shall be satisfied or paid by the holder prior to the issuance of shares of Stock or the payment of cash by the Company.


20. DISCLAIMER OF RIGHTS

     No provision in the Plan or in any award granted or Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Subsidiary, or to interfere in any way with the right and authority of the Company or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Subsidiary.


21. AGREEMENTS

     Unless otherwise provided herein, each award under the Plan shall be evidenced by an Agreement, in such form or forms as the Board may from time to time determine, applicable to such award. Agreements covering awards granted hereunder from time to time or at the same time need not contain similar provisions; provided, however, that all such Agreements shall comply with all terms of the Plan. No award shall be valid until an Agreement is executed by the Company and the Grantee and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

22. NONEXCLUSIVITY OF THE PLAN

     The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.

                                   *   *   *

     The Plan was duly adopted and approved by the Board of Directors of the Company on May 19, 1997. The effective date of the Plan is May 19, 1997.




                                         -------------------------------
                                         Secretary of the Company